Equity Based Compensation	9 Months Ended
Dec. 31, 2019
Share-based Payment Arrangement [Abstract]
Equity Based Compensation

9. Equity Based Compensation

Effective as of the Company’s initial public offering, the Company adopted the Change Healthcare Inc. 2019 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) pursuant to which 25.0 million shares of the Company’s common stock have been reserved for issuance to employees, directors and consultants of the Company, the Joint Venture and its affiliates.

In connection with the Omnibus Incentive Plan, the Company, during the nine months ended December 31, 2019, granted to the Joint Venture’s employees and directors one or a combination of time-vesting restricted stock units (RSUs), time-vesting deferred stock units, performance stock units, and cash settled restricted stock units under vesting terms that generally vary from one to four years from the date of grant. Each of these instruments is described below.

Restricted Stock Units (“RSUs”)—The Company granted 4,436,758 RSUs during the nine months ended December 31, 2019. The RSUs are subject to either a graded vesting schedule over four years, or a one or four year cliff vesting schedule, depending on the terms of the specific award. Upon vesting, the RSUs are exchanged for shares of the Company’s common stock.

Performance Stock Units (“PSUs”)—The Company granted 1,079,621 PSUs during the nine months ended December 31, 2019. The PSUs consist of two tranches, one for which the quantity of awards expected to vest varies based on the Joint Venture’s compound annual revenue growth rate over a three year period in comparison to a target percentage and one for which the quantity of awards expected to vest varies based on the Joint Venture’s compound annual Adjusted EBITDA growth rate over a three year period in comparison to a target percentage. The awards earned upon satisfaction of the performance conditions become vested on the fourth anniversary of the vesting commencement date of the award (i.e. continued service is required beyond the satisfaction of the performance condition prior to vesting). The Joint Venture recognizes compensation expense for the PSUs based on the number of awards that are considered probable to vest. Recognition of expense is based on the probability of achievement of performance targets and is periodically reevaluated.

Cash Settled Restricted Stock Units (“CSRSUs”)—The Company granted 597,006 CSRSUs during the nine months ended December 31, 2019. The CSRSUs are expected to vest ratably over three years. Upon vesting, however, the Company is required to pay cash in settlement of such CSRSUs based on their fair value at the date such CSRSUs vest. The Company will be reimbursed by the Joint Venture for any cash settlements, and as of December 31, 2019, the Company has a receivable from the Joint Venture of approximately $1,312.

Deferred Stock Units (“DSUs”)—The Company granted 45,704 DSUs during the nine months ended December 31, 2019. The DSUs vest 100% upon the one-year anniversary of the date of grant. Unlike the RSUs, however, the DSUs are exchanged for shares of the Company’s common stock only following the participant’s separation from service.

During the nine months ended December 31, 2019 the Joint Venture recognized compensation expense related to awards granted under the Omnibus Incentive Plan of $12,257. At December 31, 2019, aggregate unrecognized compensation expense of the Joint Venture related to awards granted under the Omnibus Incentive Plan was $78,788.